Supplement to the Statement of Additional Information dated January 1, 2004, as revised February 6, 2004, as further revised March 1, 2004, March 12, 2004, April 29, 2004, June 18, 2004 and August 1, 2004, for the following funds:

Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder New York Tax-Free Income Fund


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Effective January 1, 2005, Scudder California Tax-Free Income Fund, Scudder
Florida Tax-Free Income Fund and Scudder New York Tax-Free Income Fund are no longer offered through this Statement of Additional Information. For a copy of each fund's current Statement of Additional Information, please contact Scudder Investments.








January 1, 2005